UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2014

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

https://twitter.com/zillow

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 28, 2014, Zillow, Inc. (“Zillow”), Zebra Holdco, Inc., a newly formed holding company (“Holdco”), and Trulia, Inc. (“Trulia”) entered into an Agreement and Plan of Merger (“Merger Agreement”) pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Zillow will acquire Trulia (“the Proposed Transaction”).

On November 17, 2014, the Securities and Exchange Commission (the “SEC”) declared effective the registration statement on Form S-4 (which contains a joint proxy statement/prospectus) filed by Holdco in connection with the Proposed Transaction and as contemplated by the Merger Agreement. On November 17, 2014, Holdco filed a final joint proxy statement/prospectus pursuant to Rule 424(b) of the Securities Act of 1933, as amended, to make available the document that will be mailed to Zillow shareholders and Trulia stockholders in connection with the respective special meetings.

On November 18, 2014, Zillow announced that the special meeting of its shareholders, at which the shareholders will be asked to approve the Merger Agreement and other matters related to the Proposed Transaction, will be held on December 18, 2014 at 8:00 a.m. Pacific time at the offices of Perkins Coie LLP, 1201 Third Avenue, 48th Floor, Seattle, Washington 98101. Shareholders of record as of the close of business on November 5, 2014 will be entitled to vote at the special meeting.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding Zillow’s proposed acquisition of Trulia. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties and actual results may differ materially from the results anticipated in the forward-looking statements. Factors that may contribute to such differences include, but are not limited to, the possibility that the transaction will not close, including, but not limited to, due to the failure to obtain shareholder approval or the failure to obtain governmental approval. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014, under the caption “Risk Factors” in the Registration/Joint Proxy Statement (as defined below), and in Zillow’s other filings with the SEC. Except as may be required by law, Zillow does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Holdco has filed a Registration Statement on Form S-4 with the SEC (the “Registration/Joint Proxy Statement”), which includes a registration statement and final prospectus with respect to Holdco’s shares to be issued in the Proposed Transaction and a final joint proxy statement of Zillow and Trulia with respect to the Proposed Transaction. The Registration/Joint Proxy Statement was declared effective by the SEC on November 17, 2014. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION/JOINT PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders can obtain free copies of the Registration /Joint Proxy Statement at the SEC’s website at www.sec.gov. Copies of the Registration/Joint Proxy Statement, and the filings that are incorporated by reference therein, may also be obtained, without charge, by contacting Zillow Investor Relations at (206) 470-7137 or by going to Zillow’s website, www.zillow.com, under the heading “Investors”. These documents may also be obtained, without charge, by contacting Trulia Investor Relations at (415) 400-7238 or going to Trulia’s website, www.trulia.com, under the tab “Investor Relations”.

Participants in Solicitation

The respective directors and executive officers of Zillow and Trulia and other persons may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Zillow or Trulia security holders in connection with the Proposed Transaction is set forth in the final Registration/Joint Proxy Statement. In addition, information regarding Zillow’s directors and executive officers is available in its proxy statement filed with the SEC by Zillow on April 17, 2014, and information regarding Trulia’s directors and executive officers is available in its proxy statement filed with the SEC by Trulia on April 22, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration/Joint Proxy Statement and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2014	ZILLOW, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer